Amended 08/12/99 Board of Directors Meeting


                                     BY-LAWS
                                       of
                            BADGER PAPER MILLS, INC.
                                  A Corporation


                               ARTICLE I. Offices

         1.01 Principal and Business Offices. The corporation may have such principal and other business offices in addition to Peshtigo, Wisconsin, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

         1.02 Registered Office. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office of the corporation, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.


                            ARTICLE II. Shareholders

         2.01 Annual Meeting. The annual meeting of the shareholders shall be held on the second Tuesday in May in each year at 10:00 o'clock A. M., or at such other time and date within thirty days before or after said date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

         2.02 Special Meeting. Special meetings of the shareholders, for any purpose of purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors, the President or Board of Directors or by the person designated in the written request of the holder of not less than one-tenth of all shares of the corporation entitled to vote at the meeting.

Amended 08/12/99 Board of Directors Meeting


         2.03 Place of Meeting. The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the corporation in Peshtigo, Wisconsin, or such other suitable place in Marinette County, Wisconsin as may be designated by the person calling such meeting, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

         2.04 Notice of Meeting. Written notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than fifty (50) days before the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock record books of the corporation with postage thereon prepaid.

         2.05 Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy (70) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to bote at a meeting of shareholders, such books shall be closed for at least ten
(10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired. If no record date is fixed by the Board of Directors or by the Wisconsin Business Corporation Law for the determination of shareholders entitled to demand a special meeting under Section 2.02, the record date shall be the date that the first shareholder signs the

Amended 08/12/99 Board of Directors Meeting


demand. Except, as provided by the Wisconsin Business Corporation Law for a court-ordered adjournment, a determination of shareholders entitled to notice of and to vote at a meeting of shareholders is effective for an adjournment of such meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         2.06 Voting Records. After a record date for a special or annual meeting of shareholders has been fixed, the corporation shall prepare a list of the names of all of the shareholders entitled to notice of the meeting. The list shall be arranged by class or series of shares, if any, and shall show the address of and number of shares held by each shareholder. Such list shall be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared, and continuing to the date of the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder or his, her, or its agent may, on written demand, inspect and, subject to the limitations imposed by the Wisconsin Business Corporation Law, copy the list, during regular business hours and at his, her, or its expense, during the period that it is available for inspection pursuant to Section 2.07. The corporation shall make the shareholders' list available at the meeting and any shareholder or his, her, or its agent or attorney may inspect the list at any time during the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders' list shall not affect the validity of any action taken at a meeting of shareholders.

         2.07 Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the articles of incorporation or the Wisconsin Business Corporation Law, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter. Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Wisconsin Business Corporation Law requires a greater number of affirmative votes. Unless otherwise provided in the articles of incorporation, each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present. Though less than a quorum of the outstanding votes of a voting group are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Amended 08/12/99 Board of Directors Meeting


         2.08 Conduct of Meetings. The Chairman of the Board of Directors or, and in his absence, the President, and in his or her absence, a Vice-President in the order provided under Section 4.06, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders in order and shall act as Chairman of the meeting, and the Secretary of the corporation shall act as Secretary of all meetings of the shareholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

         2.09 Proxies. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his, her, or its proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

         2.10 Voting of Shares. There shall be no cumulative voting of shares. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

         2.11  Voting of Shares by Certain Holders.

                  (a) Other Corporations. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the board of directors or the by-laws of such other corporation.

                  (b) Legal Representatives and Fiduciaries. Shares held by a Personal Representative, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by such holder, either in person or by proxy, without a transfer of such shares into his, her or its name. Shares standing in the name of a fiduciary may be voted by such fiduciary, either in person or by proxy. A proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express written notice to the Secretary

Amended 08/12/99 Board of Directors Meeting


         of this corporation that such manner of voting is expressly  prohibited
         or  otherwise   directed  by  the  document   creating  the   fiduciary
         relationship.

                  (c) Pledgees. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  (d) Treasury Stock. Treasury shares shall not be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote.

                  (e) Minors. Shares held by a minor may be voted by such minor in person or by proxy, and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has received written notice or has actual knowledge that such shareholder is a minor.

                  (f)   Incompetents  and   Spendthrifts.   Shares  held  by  an
         incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian.

                  (g) Joint Tenants. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the proxy proposed to be voted, or (ii) all such other individuals are decreased and the Secretary of the corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.


                         ARTICLE III. Board of Directors

         3.01 General Powers and Number. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be as determined from time to time by the Board of Directors, but shall not be less than five nor more than nine persons.

         3.02 Tenure and Qualifications. Each director shall be a stockholder of the corporation but need not be a resident of the State of Wisconsin. Each director shall

Amended 08/12/99 Board of Directors Meeting


hold office for a term of three years according to the Class to which such director is elected under this Section 3.02, until his or her prior death, resignation or removal. Any director may be removed from office by affirmative vote of two-thirds of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose or by the affirmative vote of two-thirds of the directors in office at the time such vote is taken. Any director may resign at any time by filing his or her written resignation with the Secretary of the corporation.

         The Board of Directors shall be divided into three Classes which shall have equal numbers of directors to the extent practicable. The initial term of office of Class I shall expire at the annual meeting of the shareholders in 1982; the initial term of office of Class II shall expire at the annual meeting of shareholders in 1983; and the initial term of office of Class III shall expire at the annual meeting of shareholders in 1984. Each such Class shall have a regular three-year term commencing at the expiration of the respective initial terms. The current directors of the corporation hereby are designated members of the classes as follows:

         Class I                     Class II                Class III
         -----------------------------------------------------------------------
         Timothy M. Dempsey          Alvin O. Adrian         Bennie C. Burish
         Robert G. Schrank           Robert F. Ecker         Edwin A. Meyer, Jr.

         This Section 3.02 may not be amended, altered or repealed except upon the affirmative vote of two-thirds of the outstanding shares entitled to vote upon such matters, taken at a meeting of shareholders called for that purpose.

         3.03 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after the annual meeting of the shareholders, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of the shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors also shall meet regularly on the first Tuesday of February, on the fourth Wednesday of July, on the fourth Tuesday in October, and at such time and place as may be fixed by the Chairman of the Board of Directors, in his absence, by the President. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

         3.04 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors, the President, Secretary, or any two directors. The Chairman, the President or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed, the place of meeting shall be the principal business office of the corporation in Peshtigo, Wisconsin.

Amended 08/12/99 Board of Directors Meeting


         3.05 Notice; Waiver. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered personally or mailed or given by telegraph or facsimile to each director at his or her business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than three days prior thereto. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram or facsimile, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company and if by facsimile, when transmission is made. Whenever any notice whatever is required to be given to any director of the corporation under the Articles of Incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.06 Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these by-laws, a majority of the number of directors as provided in Section 3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

         3.07 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the Articles of Incorporation or these by-laws.

         3.08 Conduct of Meetings. The Chairman of the Board of Directors or, in his absence, the President, and in his or her absence, a Vice-President in the order provided by the Board of Directors and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as Chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as Secretary of the meeting.

         3.09 Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled by either: the shareholders; the Board of Directors; or, if the directors then remaining in office

Amended 08/12/99 Board of Directors Meeting


constitute fewer than quorum of the Board of Directors, by the affirmative vote of a majority of the directors remaining in office; provided, however, that if such vacancy shall have been created by removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting at which removal was voted, or any adjournment of that meeting. Directors elected by the shareholders under this Section 3.09 shall hold office until the next annual meeting of shareholders at which the term of the Class to which they have been elected shall expire.

         3.10 Compensation. The Board of Directors, by affirmative vote of majority of the directors then in office, and irrespective of any personal interest of any of its members may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior service rendered by such directors, officers and employees to the corporation.

         3.11 Committees. The Board of Directors by resolution adopted by the affirmative vote of a majority of all of the directors then in office may create one or more committees, appoint members of the Board of Directors to serve on the committees and designate other members of the Board of Directors to serve as alternates. Each committee shall have two or more members who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors. A committee may be authorized to exercise the authority of the Board of Directors, except that a committee may not do any of the following: (a) authorize distributions; (b) approve or propose to shareholders action that the Wisconsin Business Corporation Law requires to be approved by shareholders; (c) fill vacancies on the Board of Directors or, unless the Board of Directors provides by resolution that vacancies on a committee shall be filled by the affirmative vote of the remaining committee members, on any Board committee; (d) amend the corporation's Articles of Incorporation; (3) adopt, amend or repeal by-laws; (f) approve a plan of merger not requiring shareholder approval; (g) authorize or approve re-acquisition of shares, except according to a formula or method prescribed by the Board of Directors; and (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within limits prescribed by the Board of Directors in creating the committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of its authority.

         Audit Committee. There shall be an Audit Committee composed of not less than three (3), nor more than five (5) members of the Board of Directors, a majority of

Amended 08/12/99 Board of Directors Meeting


whom shall be directors who are not active officers of the corporation. It shall be the duty of the Audit Committee to recommend to the Board of Directors the accounting firm to be selected by the Board, or to be recommended by it for shareholder approval, as independent auditor of the corporation and to act on behalf of the Board in meeting and reviewing with the independent auditors and the appropriate corporate officers matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting, and operating controls, and the scope of the respective audits of the independent auditors and of any internal auditor of the corporation. The Committee shall review the results of such audits with the respective auditing agency and promptly shall report thereon to the Board of Directors. The
Committee additionally shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting, and operation controls and safeguards.

         3.12 Unanimous Consent Without Meeting. Any action required or permitted by the Articles of Incorporation or by-laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office.

         3.13 Telephonic Meetings. Except as provided by this by-law, any action required or permitted by the Articles of Incorporation or by-laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken by a quorum of the Board of Directors at a telephonic meeting or other meeting utilizing electronic communication of all participating directors:

                  are informed that a meeting is taking place at which official business may be transacted;

                  simultaneously may hear each other during the meeting;

                  immediately   is   able  to  send   messages   to  all   other
         participating directors; and

                  if  all  communication   during  the  meeting  immediately  is
         transmitted to each participating director.

         No meeting of the Board of Directors held pursuant to this by-law may vote upon a plan of merger of shares exchange; or to sell, lease, exchange or otherwise dispose of substantial property or assets of the corporation; to dissolve voluntarily or to revoke voluntary dissolution proceedings; or to file for bankruptcy.

         3.14 Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which he or she is a

Amended 08/12/99 Board of Directors Meeting


member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                              ARTICLE IV. Officers

         4.01 Number. The principal officers of the corporation shall be a President, not more than five Vice-Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of the President and Secretary, and the offices of President and Vice-President.

         4.02 Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each Annual Meeting of the Shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his or her successor shall have been duly elected or until his or her prior death, resignation or removal.

         4.03 Resignation; Removal. Any officer may resign at any time by delivering written notice to an officer of the corporation. A resignation shall be effective when delivered unless the notice specifies a later date which is accepted by the corporation. Any officer or agent may be removed by the Board of Directors whenever in its judgement the best interest of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

         4.04 Vacancies. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

         4.05 Chairman of the Board. The Chairman of the Board, subject to the control of the Board of Directors, shall supervise the President and be responsible, through the President, for the control of all of the business and affairs of the corporation. In the absence of the President or in the event of his or her death, inability or refusal to act, or in the event for any reason it shall be impractical for the President to act, he or she shall have continuing general powers of supervision and management of the corporation. When present, he or she shall preside at all meetings of the shareholders and of the Board of Directors. He or she shall see that all resolutions and orders of the Board of

Amended 08/12/99 Board of Directors Meeting


Directors and its committees are carried into effect. He or she shall have authority to sign, execute, and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the ordinary business of the corporation, or which shall be authorized by resolution of the Board of Directors. Except as otherwise provided by law or by the Board of Directors, he or she also may authorize the President, any Vice-President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general, he or she shall have the powers of supervision of the business of the corporation.

         4.06 President. The President, subject to the control of the Board of Directors and the supervision of the Chairman of the Board, shall exercise the general management and control of the business of the corporation. He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. The President shall have the authority to sign, execute and acknowledge on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the ordinary business of the corporation, or which shall be authorized by resolution of the Board of Directors. Except as otherwise provided by law or the Board of Directors, the President may authorize any Vice-President or any other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general, he or she shall have all the powers and duties usually vested in the office of the President of the corporation.

         4.07 The Vice-Presidents. In the absence of the President, or in the event of death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assign to him or her by the President or by the Board of Directors. The execution of any instrument of the corporation by any Vice-President shall be conclusive evidence, as to third parties, of his or her authority to act in the stead of the President.

         4.08 The Secretary. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that

Amended 08/12/99 Board of Directors Meeting


purpose; (b) see that all notices are fully given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under this seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office addresses of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties an exercise such authority as from time to time may be delegated or assigned to him or her by the President or by the Board of Directors.

         4.09 The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for money due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the President, or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         4.10 Assistant Secretaries and Assistant Treasurers. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Secretaries may sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         4.11 Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or

Amended 08/12/99 Board of Directors Meeting


as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

         4.12 Salaries. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

         4.13 Chief Executive Officer and Chief Operating Officer. At the time the Board of Directors elects the officers of the corporation at its first meeting held after each annual meeting of the Shareholders, the Board shall also name the officers who shall in addition to his or her office hold the title Chief Executive Officer and Chief Operating Officer. The officers shall hold the title of Chief Executive Officer and Chief Operating Officer until the next election of officers or until his or her successor shall be duly elected or until his or her prior death, resignation or removal.


                    ARTICLE V. Contracts, Loans, Checks, and
                      Deposits; Special Corporate Accounts

         5.01 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the President or one of the Vice-Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

         5.02 Loans. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

         5.03 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

Amended 08/12/99 Board of Directors Meeting


         5.04 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

         5.05 Voting of Securities Owned by This Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the President of this corporation, if he be present, or in his absence by the Treasurer of this corporation, and (b) whenever, in the judgment of the President, or in his absence, the Treasurer, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President, or the Treasurer of the this Corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

         5.06 Indemnification. Indemnification by the corporation shall be provided pursuant to Wisconsin Statute Section 180.0859 et. seq. Such indemnification shall be provided to directors, officers, employees, and agents of the corporation. Directors and officers eligible for indemnification shall include:

         (a) A natural person who is or was a director or officer of the corporation.

         (b) A natural person who, while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, partner, trustee, member of any governing or decision making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise.

         (c) A natural person who, while a director or officer of the corporation, is or was serving an employee benefit plan because his or her duties to the corporation also imposed duties on, or otherwise involved services by, the person to the plan or to participants in or beneficiaries of the plan.

         (d) And, unless the context requires otherwise, the estate or personal representative of a director or officer.

Amended 08/12/99 Board of Directors Meeting


         The corporation shall indemnify a director, officer, employee or agent to the extent he or she has been successful on the merits or otherwise in the defense of a proceeding for all reasonable expenses incurred in the proceeding if the director, officer, employee, or agent was a party because he or she is a member or officer of the corporation.

         In cases not included under the above paragraph, the corporation shall indemnify a director, officer, employee or agent against liability incurred by that person in a proceeding to which that person was a party because he or she is or was a director, officer, employee, or agent of the corporation, unless liability was incurred because that person breached or failed to perform a duty he or she owed to the corporation and the breach or failure to perform constitutes any of the following:

         (a) A willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the person has a material conflict of interest.

         (b) A violation of criminal law unless the person had a reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful.

         (c) A transaction from which the person derived an improper personal profit.

         (d)      Willful misconduct.

         For purposes of this Article, "expenses" shall be defined to include fees, costs, charges, disbursements, attorneys fees and other expenses incurred in connection with the proceeding. "Liability" includes an obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excess tax assessment with respect to an employee benefit plan, and reasonable expenses. "Party" includes a natural person who was, or is threatened to be made, a named defendant or respondent in a proceeding. "Proceeding" means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person.

         The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the director or officer is not required.

         The director, officer, employee, or agent seeking indemnification shall select one of the following means for determining his or her right to indemnification:

Amended 08/12/99 Board of Directors Meeting


         (a) By a majority vote of a quorum of the Board of Directors consisting of directors not at the time parties to the sale or related proceedings. If a quorum of disinterested directors cannot be obtained, by majority vote of a committee duly appointed by the Board of Directors and consisting solely of two or more directors not at the same parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.

         (b) By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manners prescribed in paragraph (a) above, or, if unable to obtain such quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings.

         (c) By a panel of three arbitrators consisting of one arbitrator selected by those directors entitled under paragraph (b) to select independent legal counsel, one arbitrator selected by the director or officer seeking indemnification, and one arbitrator selected by the two arbitrators previously selected.

         (d) By an affirmative vote of shares as provided in Wisconsin Statutes Sections 180.0725 through 180.0727. Shares owned by, or voted under the control of, persons who are at the time parties to the same or related proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

         (e)      By a Court under Wisconsin Statutes Section 180.0854.

         (f) By any other method provided for and any additional right to indemnification permitted under Wisconsin Statutes Section 180.0858.

         Upon written request by a person who is a party to a proceeding, a corporation may pay or reimburse his or her reasonable expenses as incurred if the person provides the corporation with a written affirmation of his or her good faith belief that he or she has not reached or failed to perform his or her duties to the corporation. A bond or undertaking need not be required prior to the advancement of such expenses.

         Indemnification additional to that set forth in this Article may be provided by resolution of the Board of Directors except as restricted by law.


             ARTICLE VI. Certificates for Shares and Their Transfer

Amended 08/12/99 Board of Directors Meeting


         6.01 Certificates for Shares. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President, a Vice-President, and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.

         6.02 Facsimile Signatures and Seal. The seal of the corporation on any certificates for shares may be a facsimile. The signatures of the President, a Vice-President, and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent, other than the corporation itself.

         6.03 Transfer of Shares. Prior to due presentment of a certificate for shares for registration of transfer the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.

         6.04 Restrictions on Transfer. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

         6.05 Lost, Destroyed or Stolen Certificates. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

         6.06 Consideration for Shares. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors. The consideration to be paid for shares may be paid in whole or in part, in money, in other

Amended 08/12/99 Board of Directors Meeting


property, tangible or intangible, or in labor or services actually performed for the corporation. When payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

         6.07 Stock Regulations. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.

                  ARTICLE VII. Mergers, Consolidations, Sales,
                       Reorganizations of the Corporation

         Except as otherwise expressly provided in this Article VII: (i) any merger or consolidation of the corporation with or into any other corporation; or (ii) any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation to, or with any other corporation, person or other entity, shall require the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of five percent or more of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote.

         This provision of this Article VII shall not apply to any transaction described in clauses (i) or (ii) of this Article, (a) with another corporation person or other entity if the Board of Directors of the corporation by resolution shall have approved a memorandum of understanding with such other corporation, person or other entity with respect to and substantially consistent with such transaction prior to the time such other corporation, person or other entity became the beneficial owner, directly or indirectly of five percent or more of the outstanding shares of capital stock of the corporation entitled to vote; or (b) which has been approved by resolution unanimously adopted by the whole Board of Directors of the corporation at any time prior to the consummation thereof.

         For the purpose of this Article VII, a corporation, person or other entity shall be deemed to be the beneficiary owner of any shares of capital stock of the corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly [including shares deemed owned through application of clause (i) of this paragraph above], by any other corporation, person or entity (a) with which it or its "affiliate" or Associate" (as reference below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the corporation or (b) which is its "affiliate" or "Associate" as those terms were

Amended 08/12/99 Board of Directors Meeting


defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 21, 1981. For the purposes of this
Article VII, the outstanding shares of capital stock of the corporation shall include shares deemed owned through the application of clauses (i) and (ii) of this paragraph but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

         The Board of Directors of the corporation shall have the power and duty to determine for the purposes of this Article VII on the basis of information then known to it, whether (a) any corporation, person or other entity beneficially owns, directly or indirectly five percent or more of the outstanding shares of capital stock of the corporation entitled to vote; (b) any sale lease, exchange or other disposition of part of the assets of the corporation; and (c) the memorandum of understanding referred to above is substantially consistent with the transaction to which it relates. Any such determination by the Board shall be conclusive and binding for all purposes of this Article VII.

         This Article VII may not be amended or rescinded except by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote at any regular meeting of the shareholders, if notice of the proposed alteration or amendment be contained in the notice of the meeting.


            ARTICLE VIII. Reports Concerning Mergers or Acquisitions

         If the corporation shall receive from any person or entity any written notice of an intention to acquire the corporation or all, or substantially all, of its assets, or to merge the corporation into such entity or a business organization associated with such person or entity, the Board of Directors promptly shall review and assess the social and economic effects of such intended acquisition or merger. The review and assessment shall include, but shall not be limited to, the effects on shareholders, the effects on employees, including their health and safety, and the effects on customers and suppliers of the corporation on the Peshtigo community and the environment. The review and assessment shall be completed within ninety days of receipt by the corporation of such written notice of intent to acquire or merge. A written report of such review and assessment shall be prepared and distributed promptly to the shareholders.

         This Article VIII may not be amended or rescinded except by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of the shareholders, if notice of the proposed alteration or amendment be contained in the notice of the meeting.

Amended 08/12/99 Board of Directors Meeting


                                ARTICLE IX. Seal

         9.01 The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal."


                              ARTICLE X. Amendments

         10.01 By Shareholders. These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance, except as otherwise provided by any By-Law.

         10.02 By Directors. These By-Laws also may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; but no By-Law adopted by the shareholders shall be amended or repealed by the Board of Directors if bye By-Law so adopted provides for altering amendment or repeal only upon the vote of the shareholders.

         10.03 Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the By-Laws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the By-Laws so that the By-Laws would be consistent with such action, shall be given the same effect as though the By-Laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so be taken or authorized.

         10.04 Procedures for Shareholder Amendments and Nominations. Proposals by shareholders for amendment of these By-Laws or the Articles of Incorporation of the corporation, and nominations by shareholders of directors for the Board of Directors, shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than 120 days prior to the date of release of annual meeting proxy materials tot he shareholders. The date of release for any year shall be scheduled to provide the same period of notice to shareholders as was provided to them for the next preceding annual shareholders meeting; provided, however, that if a special meeting of shareholders is called for any purpose such notice shall be delivered or mailed to the Secretary, as prescribed, not later than the seventh day following the day on which notice of such meeting was mailed to shareholders.

Amended 08/12/99 Board of Directors Meeting


         10.05 Procedures for Amendments and Nominations by the Board of Directors. Notice of proposals by the Board of Directors for Amendment of these By-Laws or the Articles of Incorporation of the Corporation where shareholder approval is required by these By-Laws or by the Articles of Incorporation, and nominations of directors by the Board of Directors shall be made by affirmative vote of the number of directors present at any meeting at which a quorum is in attendance, except as otherwise provided by these By-Laws.

         10.06  Form of Notices of Amendments and Nominations.

         (a) Each notice of a proposal to amend these By-Laws or the Articles of Incorporation of the corporation shall set forth the exact wording of the proposed amendment and a brief explanation of the purpose and possible effect of the proposed amendment.

         (b) Each notice of nomination of a director to the Board of Directors shall set forth: (i) the name, age, business address and, if known, residence address of such nominee; (ii) his or her principal occupation or employment; (iii) the number of shares of stock of the corporation owned by such nominee; and
                  (iv) a brief statement of such other facts as may be relevant to the election of such nominee to the Board of Directors of the corporation.

         (c) If the corporation shall oppose any proposal received from a shareholder for amendment of these By-Laws or the Articles of Incorporation, or for nomination of a director, upon the request of the shareholder it shall include in the notice of such proposal a statement by the proponent in support of the proposal. Any such statement shall be limited to not more than 200 words unless the Board of Directors otherwise provides.

         10.07 Action on Defective Proposals and Nominations. If the Chairman of any meeting of the shareholders at which a proposal to amend these By-Laws or the Articles of Incorporation of the corporation, or the nomination of a director to the Board of Directors, is to be considered for action shall determine that such proposal or nomination has not been made according to the procedures prescribed by these By-Laws it shall be so stated to such meeting and the said proposal or nomination shall not be considered for action at that meeting or any adjournment thereof.